Financial Instruments	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial Instruments

NOTE 23. FINANCIAL INSTRUMENTS

Financial Risk Management

The Board of Directors is responsible for identifying the principal risks of Precision’s business and for ensuring the implementation of systems to manage these risks. With the assistance of senior management, who report to the Board of Directors on the risks of Precision’s business, the Board of Directors considers such risks and discusses the management of such risks on a regular basis.

Precision has exposure to the following risks from its use of financial instruments:

(a) Credit Risk

Accounts receivable includes balances from a large number of customers primarily operating in the oil and natural gas industry. The Corporation manages credit risk by assessing the creditworthiness of its customers before providing services and on an ongoing basis, and by monitoring the amount and age of balances outstanding. In some instances, the Corporation will take additional measures to reduce credit risk including obtaining letters of credit and prepayments from customers. When indicators of credit problems appear, the Corporation takes appropriate steps to reduce its exposure including negotiating with the customer, filing liens and entering into litigation. For the year ended December 31, 2020, revenue from transactions with one of Precision’s contract drilling customers exceeded 10% of consolidated revenue. Revenue from this customer accounted for 12% of consolidated revenue. No other customers exceeded 10% of consolidated revenue for the year. In 2019, there were no customers that exceeded 10% of consolidated revenue. In addition, Precision’s most significant customer accounted for $11 million of the trade receivables amount at December 31, 2020 (2019 – $12 million).

The movement in the expected credit loss allowance during the year was as follows:

	2020	2019
Balance, January 1,	$929	$1,470
Impairment loss recognized	812	72
Amounts written-off as uncollectible	(479)	(537)
Impairment loss reversed	(396)	(24)
Effect of movement in exchange rates	(4)	(52)
Balance, December 31,	$862	$929

The ageing of trade receivables at December 31 was as follows:

	2020		2019
	Gross	Provision for Impairment	Gross	Provision for Impairment
Not past due	$66,191	$1	$144,292	$1
Past due 0 – 30 days	35,060	8	47,965	8
Past due 31 – 120 days	11,649	26	19,166	28
Past due more than 120 days	1,895	827	1,303	892
	$114,795	$862	$212,726	$929

(b) Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. Precision had exposure to interest rate fluctuations on amounts drawn on its Senior Credit Facility and Real Estate Credit Facility as it is subject to floating rates of interest. At December 31, 2020, Precision had drawn US$75 million on its Senior Credit Facility (2019 – nil) and US$11 million (2019 – nil) on its Real Estate Credit Facility. For the year ended December 31, 2020, a 1% change to the interest rate would have had a $1.0 million impact on net income (2019 – nil).

The interest rate on Precision’s unsecured senior notes is fixed and is not subject to interest rate risk.

(c) Foreign Currency Risk

The Corporation is primarily exposed to foreign currency fluctuations in relation to the working capital of its foreign operations and certain long-term debt facilities of its Canadian operations. The Corporation has no significant exposures to foreign currencies other than the U.S. dollar. The Corporation monitors its foreign currency exposure and attempts to minimize the impact by aligning appropriate levels of U.S. denominated debt with cash flows from U.S. based operations.

The following financial instruments were denominated in U.S. dollars:

		2020				2019
		Canadian Operations		Foreign Operations		Canadian Operations		Foreign Operations
Cash	US	$35,257	US	$26,057	US	$9,727	US	$41,154
Accounts receivable		—		98,298		242		150,873
Accounts payable and accrued liabilities		(18,727)		(59,704)		(17,730)		(86,324)
Long-term liabilities, excluding long-term incentive plans (1)		—		(16,197)		—		(7,669)
Net foreign currency exposure	US	$16,530	US	$48,454	US	$(7,761)	US	$98,034
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on net earnings (loss)		$165		$—		$(78)		$—
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on comprehensive loss		$—		$485		$—		$980

(1)   Excludes U.S. dollar long-term debt that has been designated as a hedge of the Corporation’s net investment in certain self-sustaining foreign operations.

(d) Liquidity Risk

Liquidity risk is the exposure of the Corporation to the risk of not being able to meet its financial obligations as they become due. The Corporation manages liquidity risk by monitoring and reviewing actual and forecasted cash flows to ensure there are available cash resources to meet these needs. The following are the contractual maturities of the Corporation’s financial liabilities and other contractual commitments as at December 31, 2020:

	2021	2022	2023	2024	2025	Thereafter	Total
Accounts payable and accrued liabilities	$150,957	$—	$—	$—	$—	$—	$150,957
Share based compensation	7,768	9,858	9,419	—	—	—	27,045
Long-term debt	896	896	459,719	335,995	9,786	442,757	1,250,049
Interest on long-term debt (1)	80,980	80,980	79,540	47,396	31,964	1,314	322,174
Commitments	34,877	62,589	45,401	5,963	5,229	6,590	160,649
Total	$275,478	$154,323	$594,079	$389,354	$46,979	$450,661	$1,910,874

(1)   Excludes amortization of long-term debt issue costs.

Fair Values

The carrying value of cash, accounts receivable, and accounts payable and accrued liabilities approximates their fair value due to the relatively short period to maturity of the instruments. Amounts drawn on the Senior Credit Facility and Real Estate Credit Facility, measured at amortized cost, approximate fair value as this indebtedness is subject to floating rates of interest. The fair value of the unsecured senior notes at December 31, 2020 was approximately $1,023 million (2019 – $1,428 million).

Financial assets and liabilities recorded or disclosed at fair value in the consolidated statements of financial position are categorized based on the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels are based on the amount of subjectivity associated with the inputs in the fair determination and are as follows:

Level I – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level II – Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III – Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The estimated fair value of Unsecured Senior Notes is based on level II inputs. The fair value is estimated considering the risk free interest rates on government debt instruments of similar maturities, adjusted for estimated credit risk, industry risk and market risk premiums.